  As filed with the Securities and Exchange Commission on September 29, 2000
                                                       Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                             Genomica Corporation
                        (Name of Issuer in its charter)

         Delaware                    7371                    23-2821818
     (State or other          (Primary Standard           (I.R.S. Employer
     jurisdiction of              Industrial               Identification
      incorporation          Classification Code              Number)
                                   Number)

     or organization)          1745 38th Street
                               Boulder, CO 80301
                                (720) 565-4500

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------

                                Teresa W. Ayers
                            Chief Executive Officer
                             Genomica Corporation
                               1745 38th Street
                               Boulder, CO 80301
                                (720) 565-4500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies To:
      James C. T. Linfield, Esq.                Mark Mihanovic, Esq.
         Steven E. Segal, Esq.                 McDermott, Will & Emery
          Cooley Godward llp                   2049 Century Park East
   2595 Canyon Boulevard, Suite 250                  Suite 3400
        Boulder, CO 80302-6737                  Los Angeles, CA 90067
            (303) 546-4000                         (310) 277-4110

                                ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

                                ---------------

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act, please check the following box and list the Securities Act registration serial number of the earlier effective registration statement for the same offering. [X] Registration No. 333-32472

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

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
                                              Proposed        Proposed Maximum
  Title of Each Class                      Maximum Offering       Aggregate
     of Securities        Amount to be     Price per Share        Offerin            Amount of
   to be  Registered      Registered(1)          (2)              Price (2)       Registration Fee
--------------------------------------------------------------------------------------------------
Common Stock, $.001 par
         value              506,000            $19.00            $9,614,000          $2,538.10

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(1)  Includes 66,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the amount of the registration fee.

   This registration statement shall become effective upon filing with the Commission pursuant to Rule 462(b).

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               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), by Genomica Corporation (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-32472) relating to the offering of up to 6,900,000 shares of Common Stock of the Company.



                                 CERTIFICATION

   The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on September 29, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by the bank during regular business hours on September 29, 2000.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, County of Boulder, State of Colorado, on September 29, 2000.


                                                 /s/ Daniel R. Hudspeth
                                        By: ____________________________________
                                                   Daniel R. Hudspeth
                                            Vice President of Finance, Chief
                                            Financial Officer, Secretary and
                                                       Treasurer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on September 29, 2000.

             Signature                           Title
             ---------                           -----


                *                    Chairman of the Board of
____________________________________  Directors
         James L. Rathmann

                *                    Chief Executive Officer and
____________________________________  Director (Principal
          Teresa W. Ayers             Executive Officer)

                *                    President, Chief Scientist
____________________________________  and Director
           Thomas G. Marr

     /s/ Daniel R. Hudspeth          Vice President of Finance,
____________________________________  Chief Financial Officer,
         Daniel R. Hudspeth           Secretary and Treasurer
                                      (Principal Financial and
                                      Accounting Officer)

                *                    Director
____________________________________
        Marvin H. Caruthers

                *                    Director
____________________________________
      Ralph E. Christoffersen

                *                    Director
____________________________________
         Arnold J. Levine

                *                    Director
____________________________________
          Robert T. Nelsen

    *By: /s/ Daniel R. Hudspeth
____________________________________
         Daniel R. Hudspeth
          Attorney-in-Fact

                                 Exhibit Index

 Exhibit No. Description
 ----------- -----------
   5.1       Opinion of Cooley Godward LLP.

  23.1       Consent of Arthur Andersen LLP, independent accountants.

  23.2       Consent of Cooley Godward LLP (Reference is made to Exhibit 5.1).

  24.1       Power of attorney incorporated by reference to Registration
             Statement No. 333-32472.